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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): July 30, 2001 (July 30, 2001)

                            UNITED TELEVISION, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                       1-8411                 41-0778377
           --------                       ------                 ----------
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)


               132 SOUTH RODEO DRIVE, 4TH FLOOR
               BEVERLY HILLS, CALIFORNIA                      90212
               -------------------------                      -----
               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (310) 281-4844

                                       N/A
         (Former name or former address, if changed since last report.)









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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated July 30, 2001, incorporated herein by reference and included as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

                  99.1 Joint Press Release issued by The News Corporation Limited, Chris- Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 30, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly SIGNATURES caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         UNITED TELEVISION, INC.



Date: July 30, 2001      By:  /s/ Garth S. Lindsey
                              -----------------------------------------
                              Name:   Garth S. Lindsey
                              Title:  Executive Vice President and Chief
                                      Financial Officer (Principal Financial and
                                      Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit No.        Exhibit

99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 30, 2001.